SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                (Amendment No. 1)
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) January 15, 1997





                           TOP AIR MANUFACTURING, INC.
             (Exact name of registrant as specified in its charter)



            Iowa                     0-10571                    42-1155462
 (State or other jurisdiction      (Commission                (IRS Employer
     or incorporation)             File Number)            Identification No.)


      317 Savannah Park Road
        Cedar Falls, Iowa                                          50613
(Address of principal executive offices)                         (Zip Code)

(Registrant's telephone number, including area code)      (319)268-0473

  Item 7.  Financial Statements and Exhibits.

  (a)      Financial Statements - See Index to Financial Statements

  (b)      Pro Forma Financial Information - See Index to Financial Statements

  (c)      Exhibits - See Exhibit Index

                          INDEX TO FINANCIAL STATEMENTS



Report of Independent Public Accountants..................................F-2

Balance Sheet as of October 31, 1996......................................F-3

Statement of Earnings for the Period November 27, 1995,
Date of Inception, through October 31, 1996...............................F-4

Statement of Shareholder's Equity for the Period
November 27, 1995, Date of Inception, through
October 31, 1996..........................................................F-5

Statement of Cash Flows...................................................F-6

Notes to Financial Statements.............................................F-7

Pro Forma Financial Information..........................................F-11

Pro Forma Condensed Balance Sheet (Unaudited) November 30, 1996..........F-12

Notes to Unaudited Pro Forma Balance Sheet...............................F-13

Pro Forma Condensed Statement of Income (Unaudited)
for Six Months Ended November 30, 1996...................................F-14

Pro Forma Condensed Statement of Income (Unaudited)
for the Year Ended May 31, 1996..........................................F-15

Notes to Unaudited Pro Forma Statements of Income........................F-16

                          Independent Auditor's Report




Board of Directors
Ficklin Machine Co., Inc.
209 West Grant St.
Onarga, Illinois 60955


        We have examined the balance sheet of

                            FICKLIN MACHINE CO., INC.

as of October 31, 1996 and the related statements of earnings, shareholder's equity, and cash flows for the period November 27, 1995, date of inception, through October 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

        Except as discussed in the following paragraph, we conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        We did not observe the physical inventory (stated at $1,452,184) taken as of March 6, 1996, since that date was prior to our initial engagement as auditors for the Company, and the Company's records do not permit adequate retroactive tests of inventory quantities.

        In our opinion, the balance sheet referred to in the first paragraph presents fairly, in all material respects, the financial position of Ficklin Machine Co., Inc. as of October 31, 1996, and except for the effects of such adjustments, if any, as might have been determined to be necessary had we been able to observe the physical inventory as of March 6, 1996, the statements of earnings, shareholder's equity, and cash flows referred to in the first paragraph present fairy, in all material respects, the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.




                                           /s/ Bacon, Smith, Koelling and Ohm



March 10, 1997

  FICKLIN MACHINE CO., INC.
  Balance Sheet
  October 31, 1996


              ASSETS

  Cash                                                                 $273,074
  Accounts receivable net of allowance for
    uncollectible amounts of $15,000                                    909,642
  Inventory                                                             970,706
  Prepaid expenses and deposits                                          63,890
  Deferred income taxes                                                  12,621
                                                                      ---------
         Total current assets                                         2,229,933
                                                                      ---------
  Property and equipment                                                754,858
     Less accumulated depreciation                                       59,212
                                                                      ---------
         Net property and equipment                                     695,646
                                                                      ---------
  Intangible assets, net                                                408,093
                                                                      ---------
         Total assets                                                $3,333,672
                                                                      =========
                    LIABILITIES
  Current maturities of long-term debt                                 $134,457
  Notes payable                                                         253,477
  Borrowings under line of credit                                       500,000
  Accounts payable                                                      353,090
  Accrued expenses and other liabilities                                191,017
                                                                      ---------
         Total current liabilities                                    1,432,041

  Long-term debt, net of current maturities                           1,284,693
  Deferred income taxes                                                  14,133

         Total liabilities                                            2,730,867
                                                                      ---------
                SHAREHOLDER'S EQUITY

  Common stock, stated value $1 per share, authorized
    10,000 shares, issued and outstanding, 1,000 shares                   1,000
  Additional paid-in-capital                                            399,000
  Retained earnings                                                     202,805
                                                                      ---------
         Total shareholder's equity                                     602,805
                                                                      ---------
         Total liabilities and
           shareholder's equity                                      $3,333,672
                                                                      =========


The accompanying notes are an integral part of the financial statements.

  FICKLIN MACHINE CO., INC.
  Statement of Earnings
  For the period November 27, 1995, date of inception, through October 31, 1996



  Sales                                                       $3,909,111
  Cost of sales                                                2,868,476
                                                               ---------
         Gross profit                                          1,040,635

  General and administrative expenses                            567,166
                                                               ---------
         Earnings from operations                                473,469
                                                               ---------
  Other income (expense):
     Interest income                                                  37
     Interest expense                                          (154,684)
     Other income                                                  8,832
                                                               ---------
         Total other income (expense)                          (145,815)
                                                               ---------
         Net earnings before income taxes                        327,654

  Provision for income taxes                                     124,849
                                                               ---------
         Net earnings                                           $202,805
                                                               =========
         Retained earnings, beginning of period                        0

         Retained earnings, end of period                       $202,805



The accompanying notes are an integral part of the financial statements.

  FICKLIN MACHINE CO., INC.
  Statement of Shareholder's Equity
  For the period November 27, 1995, date of inception, through October 31, 1996


                                                                              Additional
                                                                                Paid-in          Retained
                                                          Common Stock          Capital          Earnings
                                                          ------------          -------          --------

  Shareholder's Equity, March 6, 1996                                                                  $0

  Contribution upon incorporation, Note 1                      $1,000          $399,000
  Net earnings                                                                                   $202,805
                                                          -----------------------------------------------
  Shareholder's Equity, October 31, 1996                       $1,000          $399,000          $202,805
                                                               ======          ========          ========

  FICKLIN MACHINE CO., INC.
  Statements of Cash Flows
  For the period November 27, 1995, date of inception, through October 31, 1996



  Cash flows from operating activities:
    Net earnings                                                   $202,805
    Adjustments to reconcile net earnings to
    net cash provided by operating activities:
       Depreciation                                                  59,212
       Amortization                                                  56,716
       Deferred income taxes                                          1,512
       Change in assets and liabilities:
        (Increase) decrease in receivables                        (909,642)
        (Increase) decrease in inventory                            125,019
        (Increase) decrease in prepaid expenses                       7,325
        (Decrease) increase in accounts payable
          and accrued expenses                                      544,107
                                                                   --------
    Net cash provided (used) by operating activities                 87,054
                                                                   --------
  Cash flows from investing activities:
    Purchase of Roy Ficklin Machine Co. Inc.                      (446,491)
    Purchase of equipment                                          (54,858)
    Acquired intangibles                                          (103,580)
                                                                   --------
    Net cash provided (used) in investing activities              (604,929)
                                                                   --------
  Cash flows from financing activities:
    Net borrowing (repayment) under line of credit                 (70,201)
    Proceeds from issuance of long-term debt                        500,000
    Proceeds from issuance of stock  and additional
      paid in capital                                               400,000
    Repayment of long-term debt                                    (38,850)
                                                                   --------
    Net cash provided (used) in financing activities                790,949
                                                                   --------
    Net increase (decrease) in cash                                 273,074

    Cash, beginning of period                                             0
                                                                   --------
    Cash, end of period                                            $273,074
                                                                   ========


The accompanying notes are an integral part of the financial statements.

FICKLIN MACHINE CO., INC.

Notes to Financial Statements



Note 1 -  Nature of Operations

        The Company engages in the manufacture of grain carts and wagons which are sold principally to farmers in the Midwest through distributor/dealer networks. The Company also assembles sprayers and sprayer attachments for domestic and light agricultural applications.

        The Company was formed on November 27, 1995 and on March 6, 1996 acquired, by purchase, the assets and operations of Roy Ficklin Machine Co., Inc. The results of operations and cash flows are for the period beginning with the date of acquisition.


Note 2 - Significant Accounting Policies

        The significant accounting policies followed by the Company in the preparation of these financial statements are as follows:

               Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

               Cash and cash investments - Cash and cash investments consist of cash, bank deposits and temporary cash investments with a maturity date of three months or less. The Company's cash deposits exceed amounts insured by the FDIC from time to time throughout the year.

               Concentration of Credit Risk - The Company generally obtains security agreements covering sales of its products. In cases where security agreements are not obtained, the Company maintains reserves for potential credit losses, and such losses have been within management's expectations.

               Inventories - Inventories are stated at the lower of first-in, first-out (FIFO) cost or market.

               Property, equipment and depreciation - Property and equipment are stated at cost. Depreciation is computed on a straight-line method over the estimated useful lives of the depreciable property (buildings, 30 years; machinery and equipment, 3-10 years).

               Marketing Costs - Cash and sales discounts to distributors and dealers are treated as a reduction of the selling price at the time the sale is recognized for financial reporting purposes.

FICKLIN MACHINE CO., INC.

Notes to Financial Statements



Note 2 - Significant Accounting Policies (Continued)

               Goodwill and Other Intangibles - Goodwill of $397,559 (net of accumulated amortization) represents the excess of acquisition costs over the fair value of net assets purchased and is amortized on a straight-line basis over 15 years. Other intangibles including loan fees and organizational costs are recorded at cost and are amortized on straight-line basis over lives of 5 years. The Company continually reviews goodwill and other intangibles to assess recoverability from future operations. Impairments would be recognized in operating results if a permanent diminution in value occurred.


Note 3 - Inventories

         Inventories are as follows:

         Miscellaneous supplies and parts                             $  29,095
         Raw materials                                                  362,781
         Work in process                                                 94,146
         Finished goods and purchased resale items                      484,684
                                                                        -------
                                                                       $970,706
                                                                        =======
Note 4 - Property and Equipment

         Property and equipment includes the following:

         Land                                                          $ 22,054
         Buildings                                                      294,694
         Machinery and equipment                                        315,766
         Transportation equipment                                       107,728
         Office equipment                                                14,616
                                                                        -------
               Total cost, property and equipment                      $754,858
                                                                        =======

Note 5 - Notes Payable and Long-Term Debt

         The Company has short-term obligations consisting the following:

         Revolving  credit note payable to LaSalle Bank in
         the amount of  $2,000,000,  and  expiring  May 1,
         1997.  Interest is payable  monthly at the bank's
         prime rate plus 0.25%.                                        $500,000
                                                                        =======

         Note payable to Roy Ficklin Machine Co., Inc. due
         October  31,  1996  interest at the prime rate of
         LaSalle Bank as adjusted  from time to time (paid
         November 1, 1996)                                             $253,477
                                                                        =======

FICKLIN MACHINE CO., INC.

Notes to Financial Statements


Note 5 - Notes Payable and Long-Term Debt (Continued)

         Long-term debt includes the following:

         Term loan  dated  March 6,  1996 in the  original
         amount of  $258,000,  payable to LaSalle  Bank in
         the monthly installments of $4,300, plus interest
         at the bank's prime rate plus 0.25%,  as adjusted
         from time to time.                                            $227,900

         Mortgage note dated March 6, 1996 in the original
         amount of  $225,000  payable to  LaSalle  Bank in
         monthly  installments  of $1,250 plus interest at
         the bank's  prime rate plus  0.25%,  as  adjusted
         from time to time, through March 1, 2001 with the
         remaining balance then due.                                    216,250

         Subordinated  note payable to Roy Ficklin Machine
         Co. dated March 6, 1996 in the original amount of
         $475,000,  due in annual  installments of $67,857
         together  with  interest  at the  prime  rate  of
         LaSalle  Bank as  adjusted  from  time  to  time.              475,000

         Note payable to  shareholder  dated March 6, 1996
         due   March  5,  2006   with   interest   payable
         semiannually at the prime rate of LaSalle Bank as
         adjusted  from  time to time.                                  500,000
                                                                      ---------
               Total                                                  1,419,150
               Less current portion                                     134,457
                                                                      ---------
               Long-term debt                                        $1,284,693
                                                                      =========

         The prime rate for purposes of the above notes was 8.25% during the year.

         In addition to real estate which secures the mortgage note, all loans from LaSalle Bank are secured by accounts receivable, inventories, equipment and intangibles. Substantially identical security is offered for the subordinated notes which grant preference to those of LaSalle Bank.

        Maturities of long-term debt are as follows:

        Year ending October 31,
               1997                                                    $134,457
               1998                                                     134,457
               1999                                                     134,457
               2000                                                     134,457
               2001                                                     245,607

FICKLIN MACHINE CO., INC.
Notes to Financial Statements

Note 6 - Income Taxes

         The provision for income taxes for the eight months ended October 31, 1996 is as follows:

                                         Federal        State          Total
                                         -------        -----          -----
        Currently payable               $100,134       $23,203       $123,337
        Deferred                           1,262           250          1,512
                                        --------       -------       --------
                                        $101,396       $23,453       $124,849
                                        ========       =======       ========

        Deferred income taxes at October 31 consisted of:

                                                      Assets      Liabilities
                                                      ------      -----------
        Accelerated depreciation                                    $14,133
        Accounts receivable                          $ 6,507
        Accrued liabilities                            6,114
                                                     -------
                                                     $12,621        $14,133
                                                      ======         ======


Note 7 - Additional Cash Flow Disclosures

        The Company made the following cash payments during the eight months ended October 31, 1996:

        Interest (no amounts capitalized)                          $ 91,613
                                                                    =======
        Income taxes                                               $116,000
                                                                    =======

         In connection with its purchase of the assets of Roy Ficklin Machine Co., Inc., the Company acquired the assets through issuance of short and long-term notes. A reconciliation between the asset purchase price and payments made by the Company as reflected in its Statement of Cash Flows is as follows:

        Working capital items consisting primarily
          of inventory and prepaid expenses                     $1,731,679
        Property and equipment                                     700,000
        Intangible assets                                          250,000
                                                                ----------
              Total requirements                                $2,681,679

        Working capital items                                  $   453,501
        Seller financing                                           728,477
        Bank financing, short-term                                 570,210
        Bank financing, long-term                                  483,000
                                                                ----------
              Total sources                                      2,235,188
                                                                 ---------
              Cash payments for assets acquired                $   446,491
                                                                ==========

Note 8 - Subsequent Events

        On January 15, 1997, substantially all of the common stock of the Company was acquired by Top Air Manufacturing, Inc.; the accounting treatment to be accorded this combination has not been determined. In connection therewith, all long-term debt of the Company was repaid from funds advanced by Top Air.

Note 9 - Fair Value of Financial Instruments

        The Company's financial instruments include accounts receivable, accounts payable, notes payable and long-term debt. The fair values of such financial instruments have been determined based on quoted market prices and market interest rates as of October 31, 1996.

                         PRO FORMA FINANCIAL INFORMATION


     The unaudited pro forma financial information set forth below presents the pro forma condensed balance sheet of Top Air and Ficklin Machine as of November 30, 1996, as if the transaction (and related issuance of Top Air Common Stock) had been consummated at such date. In addition, the unaudited pro forma condensed statements of income of Top Air and Ficklin Machine for the fiscal year ended May 31, 1996 and the six-month period ended November 30, 1996, is presented as if the transaction (and related issuance of Top Air Common Stock) had been consummated as of the beginning of the respective periods. The pro forma adjustments do not reflect any operating efficiencies or cost savings which Top Air believes are achievable or the cost of achieving any such operating efficiencies and cost savings.

     The following unaudited pro forma financial information has been prepared from, and should be read in conjunction with, the financial statements, including the notes thereto, of Top Air set forth in the Form 10-KSB of Top Air for its fiscal year ended May 31, 1996 and Form 10-QSB for the six month period ended November 30, 1996, which financial statements are incorporated herein by this reference, and of Ficklin Machine, set forth elsewhere herein.

     The unaudited pro forma financial information presented below has been prepared using the purchase method of accounting, whereby the total cost of the acquisition of the business, assets and operations of Ficklin Machine will be allocated to the tangible assets acquired and liabilities assumed based upon their respective fair values at the effective date of the transaction.

     The unaudited pro forma financial information is provided for informational purposes only and is not necessarily indicative of the financial position or operating results that would have occurred had the transaction been consummated on the dates, or at the beginning of the period, for which the consummation of such transaction is being given effect, nor is it necessarily indicative of future operating results or financial position.

TOP AIR MANUFACTURING, INC.
PRO FORMA CONDENSED BALANCED SHEET (Unaudited)
November 30, 1996
                                                                                             Pro Forma                  Pro Forma
                                                    Top Air              Ficklin            Adjustments                  Combined
                                                    -------              -------            -----------                 ----------
ASSETS
Current Assets

   Cash                                               $7,459              $46,480          $       --                     $53,939

   Receivables                                       889,390              337,829             (15,000)   (3)            1,212,219

   Inventories                                     3,431,341            1,127,156                   --                  4,558,497

   Income Tax Benefits                               190,736               43,008                   --                    233,744

   Equipment Held for Sale                           249,350                  --                    --                    249,350

   Other                                             332,024               18,681                   --                    350,705
                                                   ---------            ---------           ----------                  ---------

       Total Current Assets                        5,100,300            1,573,154             (15,000)                  6,658,454

Investment in Subsidiary                                 --                   --             1,581,250   (1)
                                                                                           (1,581,250)   (3)                    0
Long Term Receivables                                153,989                  --                    --                    153,989

Property and Equipment, less
   accumulated depreciation                        1,881,831              691,226                   --                  2,573,057

Intangibles and Other Assets                          83,145              406,450              763,087   (3)            1,252,682
                                                  ----------           ----------             --------                -----------

                                                  $7,219,265           $2,670,830             $748,087                $10,638,182
                                                  ==========           ==========             ========                ===========


LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liablities

   Current Maturities of Debt                       $275,136             $334,457            $     --                    $609,593

   Accounts Payable and Accrued Expenses           1,633,324              469,467              129,600   (3)            2,232,391
                                                   ---------            ---------             --------                 ----------

       Total Current Liabilities                   1,908,460              803,924              129,600                  2,841,984
                                                   ---------            ---------             --------                 ----------


Long-Term Debt                                     1,366,015            1,279,143            (375,000)   (2)            2,270,158
                                                   ---------            ---------            ---------                  ---------

Stockholders' Equity
   Common Stock                                      250,860                1,000               71,875   (1)
                                                                                               (1,000)   (3)              322,735
   Additional Paid-in Capital                      1,388,730              399,000            1,509,375   (1)
                                                                                               375,000   (2)
                                                                                             (774,000)   (3)            2,898,105
   Retained Earnings                               2,324,891              187,763            (187,763)   (3)            2,324,891
                                                  ----------             --------            ---------                  ---------

                                                   3,964,481              587,763              993,487                  5,545,731
     Less: Treasury Stock                           (19,691)                  --                    --                   (19,691)
                                                  ----------             ---------            --------                  ---------

                                                   3,944,790              587,763              993,487                  5,526,040
                                                  ----------             ---------            --------                  ---------

                                                  $7,219,265           $2,670,830             $748,087                $10,638,182
                                                  ==========           ==========             ========                ===========

See Notes to Unaudited Pro Forma Balance Sheet.

TOP AIR MANUFACTURING, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET


(1) To record the issuance of 1,150,000 shares of Top Air common stock, at the closing price quoted on January 15, 1997, in exchange for all of the outstanding common stock of Ficklin Machine Co.

(2) To record the conversion of a note payable to a shareholder, to additional paid-in capital.

(3) To eliminate the investment in subsidiary.

TOP AIR MANUFACTURING, INC.
PRO FORMA CONDENSED STATEMENT OF INCOME (Unaudited)
SIX MONTHS ENDED NOVEMBER 30, 1996

                                                                               Pro Forma         Pro Forma
                                                    Top Air       Ficklin     Adjustments        Combined
                                                    -------       -------     -----------        ---------

Net Sales                                        $3,207,748    $3,013,779    $                  $6,221,527

Cost of Goods Sold                                2,256,664     2,243,808      (14,514) (1)      4,485,958
                                                  ---------     ---------      -------           ---------
          Gross Profit                              951,084       769,971       14,514           1,735,569

Operating Expenses:

   Selling                                          581,182       198,091           --             779,273

   Other                                            619,158       281,757      (25,275) (1)

                                                                                35,998  (3)        911,638
                                                  ---------      --------      -------           ---------
                                                  1,200,340       479,848       10,723           1,690,911
                                                  ---------      --------      -------           ---------
          Operating Income (Loss)                  (249,256)      290,123        3,791              44,658

Financial Income (Expense):

   Interest Income                                    9,320         4,118           --              13,438

   Interest Expense                                 (51,192)     (109,772)      20,625  (2)        (140,339)
                                                 ----------      --------      -------             --------
                                                    (41,872)     (105,654)      20,625             (126,901)
                                                 ----------      --------      -------             --------
          Income (Loss) Before Income Taxes        (291,128)      184,469       24,416              (82,243)

Federal and State Income Taxes (Credits)           (103,450)       64,561           --              (38,889)
                                                 ----------      --------      -------             --------
          Net Income (Loss)                       ($187,678)     $119,908      $24,416             ($43,354)
                                                 ==========      ========      =======             ========

Income (Loss) Per Common Share                                                                       ($0.01)
                                                                                                  =========
Weighted Average Number of Shares Outstanding                                                     5,163,765
                                                                                                  =========



See Notes to Unaudited Pro Forma Statements of Income.



TOP AIR MANUFACTURING, INC.
PRO FORMA CONDENSED STATEMENT OF INCOME (Unaudited)
YEAR ENDED MAY 31, 1996
                                                                                      Pro Forma                   Pro Forma
                                              Top Air              Ficklin (1)        Adjustments                  Combined
                                              -------              -------            -----------                  --------

Net Sales                                   $11,628,930           $1,052,264           $     --                  $12,681,194

Cost of Goods Sold                            7,724,645              696,106              (8,708)   (2)            8,412,043
                                             ----------            ---------              -------                  ---------
      Gross Profit                            3,904,285              356,158                8,708                  4,269,151

Operating Expenses:

   Selling                                    1,403,264               56,850                 --                    1,460,114

   Other                                      1,302,446              129,926             (14,176)   (2)

                                                                                           71,996   (4)            1,490,192
                                              ---------             --------             --------                  ---------

                                              2,705,710              186,776               57,820                  2,950,306
                                               --------             --------             --------                  ---------
   Operating Income                           1,198,575              169,382             (49,112)                  1,318,845

Financial Income (Expense):

   Interest Income                               49,653                4,751                 --                       54,404

   Interest Expense                           (197,834)             (56,565)               10,313   (3)            (244,086)
                                              ---------             --------              -------                   -------

                                              (148,181)             (51,814)               10,313                  (189,682)
                                              ---------              -------              -------                   --------

      Income Before Income Taxes              1,050,394              117,568             (38,799)                  1,129,163

Federal and State Income Taxes                  373,006               51,068                 --                      424,074
                                               --------              -------             --------                   --------

      Net Income                               $677,388              $66,500            ($38,799)                   $705,089
                                               ========              =======             ========                   ========

Income Per Common Share                                                                                                $0.14
                                                                                                                    ========

Weighted Average Number of Shares Outstanding                                                                      5,164,888
                                                                                                                   =========
See Notes to Unaudited Pro Forma Statements of Income.

TOP AIR MANUFACTURING, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENTS OF INCOME


(1) Information presented for Ficklin Machine for the period ended May 31, 1996 includes operations from March 6, 1996 (date of first operation) through May 31, 1996.

(2) To eliminate amortization of Ficklin Machine goodwill.

(3) To eliminate interest expense on note payable converted to additional paid-in capital.

(4) To amortize goodwill acquired over a 15 year period using the straight-line method.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 27, 1997

                                     TOP AIR MANUFACTURING, INC.

                                      By:  /s/ Steven R. Lind
                                           Steven R. Lind
                                           President and Chief Executive Officer



                                       S-1